Other Assets and Notes Receivable (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended
Mar. 31, 2014
Accounts notes and loans receivable [LineItems]
Borrowings Available Under Notes Receivable	200,000
Notes Receivable Maturity Date	date of July 4, 2020 (unless prepaid)
Notes Receivable Cash Interest Rate	10.75%
Notes Receivable PIK Interest Rate	11.75%
Notes Receivable Balance	$ 170,000
Notes Receivable Net Payment	165,542
Notes Receivable Interest Income	$ 2,538